EXHIBIT 24

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of SEARS, ROEBUCK AND CO., a New York corporation (the "Company"), does hereby constitute and appoint EDWARD A. BRENNAN, JAMES M. DENNY, DAVID SHUTE, JAMES A. BLANDA and ALICE M. PETERSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do all acts and things said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements or regulations of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of common shares of the Company subject to the Company's 1994 EMPLOYEES STOCK PLAN, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name as a director or officer, or both, of the Company, as indicated below opposite his or her signature to (i) the registration statement, or any amendment, post-effective amendment or papers supplemental thereto to be filed in respect to said common shares of the Company; (ii) the prospectus or any amendment, supplement or revision thereof to be filed with said registration statement relating to employees stock plans of the Company; and (iii) any amendment or post-effective amendment to any prior registration statement relating to employees stock plans of the Company; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name, this 10th day of March, 1995.


     NAME                     TITLE

/S/James A. Blanda            Vice President and Controller
James A. Blanda               (Principal Accounting Officer)

/S/Hall Adams, Jr.            Director
Hall Adams, Jr.

/S/ Warren L. Batts           Director
Warren L. Batts

/S/James W. Cozad             Director
James W. Cozad

/S/William E. LaMothe         Director
William E. LaMothe

/S/Michael A. Miles           Director
Michael A. Miles

/S/Nancy C. Reynolds          Director
Nancy C. Reynolds

/S/Clarence B. Rogers         Director
Clarence B. Rogers, Jr.

/S/Donald H. Rumsfeld         Director
Donald H. Rumsfeld

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of SEARS, ROEBUCK AND CO., a New York corporation (the "Company"), does hereby constitute and appoint ARTHUR C. MARTINEZ, ALAN J. LACY, DAVID SHUTE, JAMES A. BLANDA and ALICE M. PETERSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do all acts and things said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements or regulations of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of common shares of the Company subject to the Company's 1994 EMPLOYEES STOCK PLAN, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director or officer, or both, of the Company, as indicated below opposite his signature to (i) the registration statement, or any amendment, post-effective amendment or papers supplemental thereto to be filed in respect to said common shares of the Company; (ii) the prospectus or any amendment, supplement or revision thereof to be filed with said registration statement relating to employees stock plans of the Company; and (iii) any amendment or post-effective amendment to any prior registration statement relating to employees stock plans of the Company; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed his name, this 14th day of November, 1995.


     NAME                     TITLE




   /s/ Arthur C. Martinez_    Director, Chairman of the
Arthur C. Martinez                 Board of Directors,
                                   President and Chief
                                   Executive Officer
                              (Principal Executive Officer)

  /s/ Alan J. Lacy            Executive Vice President and
Alan J. Lacy                  Chief Financial Officer
                              (Principal Financial Officer)